UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 10, 2011

CORNERSTONE BANCORP

Incorporated under the	Commission File No. 000-51950	I.R.S. Employer
laws of South Carolina		Identification No.
57-1077978

1670 East Main Street
Easley, South Carolina 29640

Telephone: (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 10, 2011.  At that meeting four directors were elected to each serve three year terms.  The voting results were as follows:

Name	FOR	WITHHOLD	BROKER NON-VOTES

Jennifer M. Champagne	1,539,190	1,765	241,882
Susan S. Jolly	1,539,190	1,765	241,882
J. Bruce Gaston	1,539,190	1,765	241,882
S. Ervin Hendricks, Jr.	1,539,190	1,765	241,882

The following directors’ terms of office continue after the Annual Meeting:

Janice E. Childress (2013), J. Rodger Anthony (2013), Joe E. Hooper (2012), Robert R. Spearman (2012), John M. Warren, Jr., M.D. (2012), George I. Wike, Jr. (2012)

No vote on executive compensation was required at the 2011 Annual Meeting because the Company is a smaller reporting company as defined in 12 C.F.R. 240.12b-2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORNERSTONE BANCORP
(Registrant)

Date: May 10, 2011	By:	/s/ J. Rodger Anthony
J. Rodger Anthony
President and Chief Executive Officer